SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 22, 2010

HANCOCK HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-13089	64-0169065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Hancock Plaza

2510 14th Street

Gulfport , Mississippi  39501

(Address of principal executive offices)

                                   (228) 868-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]        Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On December 22, 2010, Hancock Holding Company (“Hancock”) and Whitney Holding Corporation (“Whitney”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, among other things, the acquisition by Hancock of all outstanding shares of common stock of Whitney in a stock-for-stock transaction.  Under the terms of the Merger Agreement, Whitney will merge with and into Hancock (the “Merger”), and existing Whitney shareholders will become entitled to receive common shares of Hancock.  The Merger is subject to customary closing conditions, including regulatory approvals and approval from Hancock and Whitney shareholders.

A copy of the joint press release announcing the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

            Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause Hancock’s, Whitney’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.  Forward-looking statements speak only as of the date they are made and neither Hancock nor Whitney assumes any duty to update forward-looking statements.  In addition to factors previously disclosed in Hancock’s and Whitney’s reports filed with the United States Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this Current Report on Form 8-K, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance:  the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; the anticipated benefits from the proposed transaction such as it being accretive to earnings, expanding our geographic presence and synergies are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations (including changes to capital requirements) and their enforcement, and the degree of competition in the geographic and business areas in which the companies operate; the ability to promptly and effectively integrate the businesses of Whitney and Hancock; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings; changes in interest rates and capital markets; inflation; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and federal and state banking regulators, and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Acts.

Important Additional Information and Where to Find It

                Hancock and Whitney will be filing a joint proxy statement/prospectus and other relevant documents concerning the Merger with the SEC.  This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Hancock and Whitney urge investors to read the joint proxy statement/prospectus and any other documents to be filed with the SEC in connection with the Merger or incorporated by reference in the joint proxy statement/prospectus because they will contain important information.

            Investors will be able to obtain these documents free of charge at the SEC’s Web site ( www.sec.gov).  In addition, documents filed with the SEC by Hancock will be available free of charge from Paul D. Guichet, Investor Relations at (228) 563-6559.  Documents filed with the SEC by Whitney will be available free of charge from Whitney by contacting Trisha Voltz Carlson, Investor Relations at (504) 299-5208.

            The directors, executive officers, and certain other members of management and employees of Whitney are participants in the solicitation of proxies in favor of the Merger from the shareholders of Whitney.  Information about the directors and executive officers of Whitney is included in the proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on April 14, 2010.  Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

            The directors, executive officers, and certain other members of management and employees of Hancock are participants in the solicitation of proxies in favor of the Merger from the shareholders of Hancock. Information about the directors and executive officers of Hancock is included in the proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on February 17, 2010. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Item 9.01               Financial Statements and Exhibits

               (d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release dated December 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  December 22, 2010

HANCOCK HOLDING COMPANY

                                                (Registrant)

By:    /s/ Paul D. Guichet

Name:  Paul D. Guichet

Title:    Vice President

            Investor Relations

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release dated December 22, 2010